REVISED SCHEDULE I

To the DISTRIBUTION AGREEMENT dated August 28, 2007, by and among Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Financial Services, LLC

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL AIM International Equity Fund
AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Franklin Small Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL International Index Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Money Market Fund
AZL OCC Growth Fund
AZL OCC Opportunity Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen International Equity Fund
AZL Van Kampen Mid Cap Growth Fund


ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Fusion Growth Fund
AZL Balanced Index Strategy Fund
AZL Moderate Index Strategy Fund
AZL Allianz Global Investors Select Fund


                                  Acknowledged:

                                  ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                                  By:   /s/ Brian Muench
                                  Name:  Brian Muench
                                  Title:  Vice President

                                  ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF
                                  FUNDS TRUST

                                  By:  /s/ Jeffrey Kletti
                                  Name:  Jeffrey Kletti
                                  Title: President

                                  ALLIANZ LIFE FINANCIAL SERVICES, LLC

                                  By:   /s/ Robert DeChellis
                                  Name:  Robert DeChellis
                                  Title:  President


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                                                              Updated:  10/26/09